PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2023
PLANT AND EQUIPMENT, NET
Schedule of plant and equipment, net

	September 30,
	2022	2023
	RMB	RMB
Plant and building	143,808	100,478
Machinery and equipment	73,357	70,398
Furniture and office equipment	12,367	12,035
Motor vehicles	3,590	3,735
Accumulated depreciation	(76,196)	(57,257)
Accumulated impairment	(110,537)	(110,537)
Construction in progress	—	2,250
Plant and equipment, net	46,389	21,102